UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 30, 2014

Citizens Bancshares Corporation
(Exact name of registrant as specified in its charter)

Georgia	333-38509	58-1631302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Piedmont Avenue, NE, Atlanta, Georgia, USA	30303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(404) 659-5959

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective September 30, 2014, Mercy P. Thomas, 67, retired as a member of the Company’s Board of Directors. Ms. Thomas, a retired Senior Vice President of Wachovia Bank, began her service as a director with the Company in 2004.

Cynthia N. Day, President and CEO of Citizens Bancshares Corporation, said, “We want to thank Mercy for her dedication, commitment and service to our board. Her contributions were greatly appreciated. We will truly miss Mercy and wish her the best in retirement.”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS BANCSHARES CORPORATION

By:	/s/ Cynthia N. Day
Cynthia N. Day
President and CEO

Dated: October 6, 2014